Exhibit 10.2

SECOND AMENDMENT TO LEASE

(SACRAMENTO-ARDEN)

THIS SECOND AMENDMENT TO LEASE (this “Amendment”) is made and entered into as of the 24th day of June, 2022, by and between Sy Arden Way LLC, a California limited liability company (“Landlord”) and Century Theatres, Inc., a California corporation (“Tenant”).

RECITALS

A.
Landlord and Tenant entered into that certain Lease Agreement, dated May 26, 2015 (as amended, the “Lease”), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord, certain Premises located at 1590 Ethan Way, Sacramento, CA 95825, which Premises are more particularly described in the Lease.

B. Landlord and Tenant desire to further amend the Lease upon the terms and conditions set forth below.

AGREEMENT

Landlord and Tenant hereby agree that the Lease shall be amended as follows:

1. Tenant’s Property Insurance. Tenant agrees that Landlord, and any lender designated by Landlord, shall be named as loss payees on Tenant’s property insurance policies covering loss or damage to the Building and to Tenant’s inventory, merchandise, signs, goods, Tenant’s FF&E and other removable personal property within the Premises.

2. Miscellaneous. As amended hereby, the Lease remains in full force and effect. This Amendment may be executed in multiple counterparts and via electronic signatures, which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Landlord and Tenant have entered into this Amendment effective as of the date first written above.

[Signatures on following page]

LANDLORD:

SY arden way llc,
a California limited liability company

By: SyWest Holdings LLC,

a California limited liability company

Its: Member/Manager

By: Syufy Enterprises,

a California limited partnership

Its: Member/Manager

By: Syufy Properties, Inc.

a California corporation

Its: General Partner

By: /s/ William Vierra
Name: William Vierra
Its: Sr. Vice President

TENANT:

CENTURY THEATRES, INC.,

a California corporation

By: /s/ Michael Cavalier
Name: Michael Cavalier
Its: Executive Vice President-General Counsel